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                                                                    EXHIBIT 10.3

                             BCC ACQUISITION II LLC
                        C/O BAY CITY CAPITAL FUND I, L.P.
                          750 BATTERY STREET, SUITE 400
                             SAN FRANCISCO, CA 94109

                                November 21, 2005

CONFIDENTIAL

Diametrics Medical, Inc.
3050 Centre Pointe Drive, Suite 150
St. Paul, MN 55113

Ladies and Gentlemen:

          BCC Acquisition II LLC, a Delaware limited liability company ("BCCAII"), hereby agrees to deliver into escrow with Ocean Park Advisors, LLC ("OPA") (pursuant to the terms of any Escrow Agreement (as defined below)) for the benefit of Diametrics Medical, Inc., a Minnesota corporation ("DMED"), an amount equal to $7,000, in respect of a claim by Merchant & Gould with respect to certain patent counsel services provided to DMED in 2003 in connection with the ITC asset purchase transaction (the "Services"); provided that BCCAII's obligation to make such payment is conditioned upon the prior or concurrent completion of the transfer of certain DMED securities owned by BCCAII to Ocean Park Advisors, LLC and M.A.G. Capital, LLC pursuant to a letter agreement of even date herewith. This letter agreement shall in no way obligate, or be deemed to obligate, BCCAII to pay any amounts to Merchant & Gould with respect to the Services, and neither Merchant & Gould nor any other party shall be a third party beneficiary of the agreements set forth herein.

          The Commitment shall become part of the Escrow Deposit described in and held subject to the escrow letter agreement dated as of the date hereof among BCCAII, OPA, MAG and DMED (the "Escrow Agreement").

          This letter agreement shall be interpreted in accordance with and governed by the laws of the State of California applicable to agreements made and to be performed wholly within that jurisdiction, without reference to the conflicts of laws principles thereof.

                            [SIGNATURE PAGE FOLLOWS]

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          This letter agreement may be executed in counterparts, each one of which shall be deemed an original and all of which taken together shall constitute one and the same document.

                                        Sincerely,

                                        BCC ACQUISITION II, LLC

                                        By: Bay City Capital Fund I, L.P., its
                                            Manager

                                        By: Bay City Capital Management LLC, its
                                            general partner


                                        By: /s/ Fred Craves
                                            ------------------------------------
                                            Fred Craves, Manager and Managing
                                            Director


ACCEPTED AND AGREED TO THIS
21ST DAY OF NOVEMBER, 2005

DIAMETRICS MEDICAL, INC.


By: /s/ W. Glen Winchell
    ---------------------------------
Name: W. Glen Winchell
Its: Sr. Vice President of Finance
     and CFO